July 24, 2019

BNY MELLON INVESTMENT GRADE FUNDS, INC.

-BNY Mellon Short Term Income Fund
Supplement to Current Summary Prospectus and Prospectus

The following information supersedes and replaces the information contained in the second paragraph of "Portfolio Management" in the summary prospectus and "Fund Summary – Portfolio Management" in the prospectus:

David Bowser, CFA, Nathaniel Hyde, CFA, and Scott Zaleski, CFA, are the fund's primary portfolio managers, positions they have held since July 2008, March 2018 and July 2019, respectively.  Mr. Bowser is a managing director and senior portfolio manager on the Global Multi-Sector Investment team at Mellon Investments Corporation (Mellon), an affiliate of BNY Mellon Investment Adviser, Inc.  Mr. Hyde is a portfolio manager on the Global Multi-Sector Investment team at Mellon.  Mr. Zaleski is a senior portfolio manager for the Global Multi-Sector Fixed Income team at Mellon.  Messrs. Bowser, Hyde and Zaleski are also employees of BNY Mellon Investment Adviser, Inc.

The following information supersedes and replaces the third paragraph in "Fund Details – Management" in the prospectus:

David Bowser, CFA, Nathaniel Hyde, CFA, and Scott Zaleski, CFA, are the fund's primary portfolio managers, positions they have held since July 2008, March 2018 and July 2019, respectively.  Messrs. Bowser, Hyde and Zaleski are jointly and primarily responsible for managing the fund's portfolio.  Mr. Bowser is a managing director and senior portfolio manager on the Global Multi-Sector Investment team at Mellon.  He has been employed by Mellon or a predecessor firm since 2000, and by BNY Mellon Investment Adviser, Inc. since July 2006.  Mr. Hyde is a portfolio manager on the Mellon Global Multi-Sector Investment team at Mellon.  Additionally, he is a member of the firm's ESG committee, where his responsibilities include modeling the firm's proprietary ESG ratings for sovereign and corporate issuers.  Mr. Hyde has been employed by Mellon or a predecessor firm since 2007 and BNY Mellon Investment Adviser, Inc. since May 2018.  Mr. Zaleski is a senior portfolio manager for the Global Multi-Sector Fixed Income team at Mellon.  He has been employed by Mellon or a predecessor firm since 2014 and BNY Mellon Investment Adviser, Inc. since February 2018.  Messrs. Hyde, Bowser and Zaleski manage the fund in their capacity as employees of BNY Mellon Investment Adviser, Inc.

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